EXHIBIT 21.1
SUBSIDIARIES LISTING AS OF DECEMBER 31, 2012
All the subsidiaries listed below are incorporated in Delaware except that Ashford Hospitality Trust, Inc. is incorporated in Maryland

AH Tenant Corporation
Annapolis Hotel GP LLC
Annapolis Maryland Hotel Limited Partnership
APHM - ND, L.P.
APHM North Dallas - GP, LLC
Ashford 1031 GP LLC
Ashford Alpharetta Limited Partnership
Ashford Anchorage GP LLC
Ashford Anchorage LP
Ashford Atlanta Buckhead LP
Ashford Atlantic Beach LP
Ashford Austin LP
Ashford Basking Ridge LP
Ashford Birmingham LP
Ashford Bloomington LP
Ashford Bridgewater Hotel Partnership, LP
Ashford Bucks County LLC
Ashford Buena Vista LP
Ashford Buford I LP
Ashford Buford II LP
Ashford BWI Airport LP
Ashford Canada Nominee Corporation
Ashford Canada Trust
Ashford Capital Advisors LLC
Ashford Centerville Limited Partnership
Ashford Charlotte Limited Partnership
Ashford CM GP LLC
Ashford CM Partners LP
Ashford Columbus LP
Ashford Coral Gables LP
Ashford Credit Holding LLC
Ashford Crystal City GP LLC
Ashford Crystal City Limited Partnership
Ashford Crystal City Partners LP
Ashford Crystal Gateway GP LLC
Ashford Crystal Gateway LP
Ashford Dallas LP
Ashford Dearborn GP LLC
Ashford Dulles LP
Ashford Durham I LLC
Ashford Durham II LLC
Ashford Edison LP
Ashford Evansville I LP
Ashford Evansville III LP
Ashford Falls Church Limited Partnership
Ashford Flagstaff LP
Ashford Ft. Lauderdale Weston I LLC
Ashford Ft. Lauderdale Weston II LLC
Ashford Ft. Lauderdale Weston III LLC
Ashford Gaithersburg Limited Partnership

Ashford Gateway TRS Corporation
Ashford GCH Beverage, Inc.
Ashford Hawthorne LP
Ashford HHC II LLC
Ashford HHC III LLC
Ashford HHC LLC
Ashford HHC Partners II LP
Ashford HHC Partners III LP
Ashford HHC Partners LP
Ashford HI Beverage, Inc.
Ashford Hospitality Finance General Partner LLC
Ashford Hospitality Finance LP
Ashford Hospitality Limited Partnership
Ashford Hospitality Servicing LLC
Ashford Hospitality Trust, Inc.
Ashford IHC Partners LP
Ashford IHC LLC
Ashford Investment Management GP LLC
Ashford Investment Management LP
Ashford Irvine Spectrum Foothill Ranch Limited Partnership
Ashford Jacksonville I LP
Ashford Jacksonville II LP
Ashford Jacksonville III GP LLC
Ashford Jacksonville III LP
Ashford Jacksonville IV GP LLC
Ashford Jacksonville IV LP
Ashford Kennesaw I LP
Ashford Kennesaw II LP
Ashford Las Vegas LP
Ashford Lawrenceville LP
Ashford Lee Vista GP LLC
Ashford Lee Vista Partners LP
Ashford LLB C-Hotel Management, LP
Ashford LLB F-Inn Management LP
Ashford LLB SHS Management LP
Ashford LMND LLC
Ashford Louisville LP
Ashford LV Hughes Center LP
Ashford Manhattan Beach LP
Ashford Market Center LP
Ashford Mezz Borrower LLC
Ashford Minneapolis Airport GP LLC
Ashford Minneapolis Airport LP
Ashford Mira Mesa San Diego Limited Partnership
Ashford Mobile LP
Ashford MV San Diego GP LLC
Ashford MV San Diego LP
Ashford Newark LP
Ashford Oakland LP
Ashford OP General Partner LLC
Ashford OP Limited Partner LLC
Ashford Orlando Sea World Limited Partnership
Ashford Overland Park Limited Partnership
Ashford PH GP LLC
Ashford PH Partners LP
Ashford Philadelphia Annex GP LLC
Ashford Philadelphia Annex LP
Ashford Philly GP LLC
Ashford Philly LP

Ashford Phoenix Airport LP
Ashford Plano-C LP
Ashford Plano-M LP
Ashford Plano-R LP
Ashford Plymouth Meeting LP
Ashford Pool I GP LLC
Ashford Pool II GP LLC
Ashford Properties General Partner LLC
Ashford Raleigh Limited Partnership
Ashford Richmond LP
Ashford Ruby Palm Desert I Limited Partnership
Ashford Salt Lake Limited Partnership
Ashford San Francisco II LP
Ashford San Jose LP
Ashford Santa Clara GP LLC
Ashford Santa Clara Partners LP
Ashford Santa Fe LP
Ashford Sapphire Acquisition LLC
Ashford Sapphire GP LLC
Ashford Sapphire I GP LLC
Ashford Sapphire II GP LLC
Ashford Sapphire III GP LLC
Ashford Sapphire Junior Holder I LLC
Ashford Sapphire Junior Holder II LLC
Ashford Sapphire Junior Mezz I LLC
Ashford Sapphire Junior Mezz II LLC
Ashford Sapphire Senior Mezz I LLC
Ashford Sapphire Senior Mezz II LLC
Ashford Sapphire V GP LLC
Ashford Sapphire VI GP LLC
Ashford Sapphire VII GP LLC
Ashford Scottsdale LP
Ashford Seattle Downtown LP
Ashford Seattle Waterfront LP
Ashford Senior General Partner I LLC
Ashford Senior General Partner II LLC
Ashford Senior General Partner III LLC
Ashford Senior General Partner IV LLC
Ashford Senior General Partner LLC
Ashford Syracuse LP
Ashford Tampa International Hotel LP
Ashford Terre Haute LP
Ashford Tipton Lakes LP
Ashford Torrance LP
Ashford TRS Anaheim LLC
Ashford TRS Canada Corporation
Ashford TRS CM LLC
Ashford TRS Corporation
Ashford TRS Crystal City LLC
Ashford TRS III LLC
Ashford TRS Investment Management GP LLC
Ashford TRS Investment Management LP
Ashford TRS Jacksonville III LLC
Ashford TRS Jacksonville IV LLC
Ashford TRS Lee Vista LLC
Ashford TRS Lessee I LLC
Ashford TRS Lessee II LLC
Ashford TRS Lessee III LLC
Ashford TRS Lessee IV LLC

Ashford TRS Lessee LLC
Ashford TRS Nickel LLC
Ashford TRS PH LLC
Ashford TRS Philadelphia Annex LLC
Ashford TRS Pool I LLC
Ashford TRS Pool II LLC
Ashford TRS Santa Clara LLC
Ashford TRS Sapphire GP LLC
Ashford TRS Sapphire I LLC
Ashford TRS Sapphire II LLC
Ashford TRS Sapphire III LLC
Ashford TRS Sapphire LLC
Ashford TRS Sapphire V LLC
Ashford TRS Sapphire VI LLC
Ashford TRS Sapphire VII LLC
Ashford TRS V LLC
Ashford TRS VI Corporation
Ashford TRS WQ LLC
Ashford Walnut Creek GP LLC
Ashford Walnut Creek LP
Ashford WQ Hotel GP LLC
Ashford WQ Hotel LP
Ashford WQ Licensee LLC
Austin Embassy Beverage Inc.
Bucks County Member LLC
CHH Capital Hotel GP LLC
CHH Capital Hotel Partners LP
CHH Capital Tenant Corp.
CHH Crystal City Hotel GP, LLC
CHH Crystal City Hotel LP
CHH III Tenant Parent Corp.
CHH Lee Vista Hotel GP, LLC
CHH Lee Vista Hotel LP
CHH Santa Clara Hotel GP LLC
CHH Santa Clara Hotel LP
CHH Torrey Pines Hotel GP LLC
CHH Torrey Pines Hotel Partners LP
CHH Torrey Pines Tenant Corp.
CHH Tucson Parent LLC
CHH Tucson Partnership LP
CIH Galleria Parent LLC
CM Hotel GP LLC
CM Hotel Partners LP
Commack New York Hotel Limited Partnership
Coral Gables Florida Hotel Limited Partnership
Crystal City Tenant Corp.
CY Manchester Hotel Partners LP
CY Manchester Tenant Corporation
CY-CIH Manchester Parent LLC
Dallas Texas Hotel Limited Partnership
Dearborn Hotel Partners LP
Dearborn Tenant Corp.
DLC 2 Tree Tenant Corp.
EC Tenant Corp.
FL/NY GP LLC
Galleria Hotel Partners LP
Galleria Tenant Corporation
Georgia Peach Hotel Limited Partnership
HH Annapolis Holding LLC

HH Annapolis LLC
HH Atlanta LLC
HH Austin Hotel Associates, L.P.
HH Baltimore Holdings LLC
HH Baltimore LLC
HH Boston Back Bay LLC
HH Chicago LLC
HH Churchill Hotel Associates, L.P.
HH Denver LLC
HH DFW Hotel Associates, L.P.
HH FP Portfolio LLC
HH Gaithersburg Borrower LLC
HH Gaithersburg LLC
HH LC Portfolio LLC
HH Melrose Hotel Associates, L.P.
HH Mezz Borrower A-2 LLC
HH Mezz Borrower A-3 LLC
HH Mezz Borrower A-4 LLC
HH Mezz Borrower C-2 LLC
HH Mezz Borrower C-3 LLC
HH Mezz Borrower C-4 LLC
HH Mezz Borrower D-2 LLC
HH Mezz Borrower D-3 LLC
HH Mezz Borrower D-4 LLC
HH Mezz Borrower F-2 LLC
HH Mezz Borrower F-3 LLC
HH Mezz Borrower F-4 LLC
HH Mezz Borrower G-2 LLC
HH Mezz Borrower G-3 LLC
HH Mezz Borrower G-4 LLC
HH Nashville LLC
HH Palm Springs LLC
HH Princeton LLC
HH San Antonio LLC
HH Savannah LLC
HH Swap A LLC
HH Swap C LLC
HH Swap C-1 LLC
HH Swap D LLC
HH Swap F LLC
HH Swap F-1 LLC
HH Swap G LLC
HH Tampa Westshore LLC
HH Texas Hotel Associates L.P.
HHC Texas GP LLC
HHC TRS Atlanta LLC
HHC TRS Austin LLC
HHC TRS Baltimore LLC
HHC TRS Chicago LLC
HHC TRS FP Portfolio LLC
HHC TRS GP LLC
HHC TRS Highland LLC
HHC TRS LC Portfolio LLC
HHC TRS Melrose LLC
HHC TRS Nashville LLC
HHC TRS OP LLC
HHC TRS Portsmouth LLC
HHC TRS Princeton LLC
HHC TRS Savannah LLC

HHC TRS Tampa LLC
HMA Hotel GP LLC
HMA Hotel Partners LP
Hyannis Massachusetts Hotel Limited Partnership
Key West Florida Hotel Limited Partnership
Key West Hotel GP LLC
Lee Vista Tenant Corp.
Minnetonka Hotel GP LLC
Minnetonka Minnesota Hotel Limited Partnership
New Beverly Hills GP LLC
New Beverly Hills Hotel Limited Partnership
New Clear Lake GP LLC
New Clear Lake Hotel Limited Partnership
New Fort Tower I GP LLC
New Fort Tower I Hotel Limited Partnership
New Houston GP LLC
New Houston Hotel Limited Partnership
New Indianapolis Airport Hotel Limited Partnership
New Indianapolis Downtown GP LLC
New Indianapolis Downtown Hotel Limited Partnership
New Milford Hotel Limited Partnership
Non-REIT GP LLC
Palm Beach Florida Hotel and Office Building Limited Partnership
Palm Beach GP LLC
PH Hotel GP LLC
PH Hotel Partners LP
PIM Ashford Mezz 4 LLC
PIM Ashford Subsidiary I LLC
PIM Ashford Subsidiary III LLC
PIM Ashford Venture I LLC
PIM Ashford Venture II LLC
PIM Highland Holding LLC
PIM Highland TRS Corporation
Portsmouth Hotel Associates LLC
REDUS SH ND, LLC
RFS SPE 2000 LLC
RI Manchester Hotel Partners LP
RI Manchester Tenant Corporation
RI-CIH Manchester Parent LLC
Rye Town Tenant Corp.
Santa Clara Tenant Corp.
South Yarmouth Massachusetts Hotel Limited Partnership
St. Petersburg Florida Hotel Limited Partnership
St. Petersburg GP LLC
Westbury New York Hotel Limited Partnership